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                                                                    EXHIBIT 32.2

                              CERTIFICATION BY THE
      CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY
                                  ACT OF 2002

I, W. Gordon Lancaster, Chief Financial Officer, of Ivanhoe Energy Inc., hereby certify that:

(a) our periodic report on Form 10-K for the year ended December 31, 2004 (the "FORM 10-K"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and related interpretations; and

(b) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and our results of operations.

                                      * * *

Chief Financial Officer

By: /s/  W. Gordon Lancaster
    --------------------------------------
    W. Gordon Lancaster

Date: March 3, 2005

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